Note 17 - Investment in Joint Venture (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2012
Investment in Joint Venture, Total Maximum Investment by Members	$ 175,000,000
Conversion Ratio, Company Market Value Multiplier				0.925
Revenue from Related Parties	240,000	240,000
Payments to Acquire Equity Method Investments	3,750,000
Equity Method Investment, increase in maximum investment	18,750,000
Income (Loss) from Equity Method Investments	(1,219,692)	(2,415)	(538,833)
Equity Method Investments	16,989,061	14,458,762
Euroseas Ltd (Member)
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures, Maximum Investment	25,000,000
Equity Method Investment, Ownership Percentage, Maximum Percentage	14.286%
Elton Park and Rhone [Member]
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures, Maximum Investment	$ 75.0
Equity Method Investment, Ownership Percentage, Maximum Percentage	42.857%